UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	2701 San Tomas Expressway, Santa Clara, CA	95050
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2015, NVIDIA Corporation issued a press release announcing its results for the quarter and fiscal year ended January 25, 2015. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Colette M. Kress, Executive Vice President and Chief Financial Officer of NVIDIA, regarding results of the quarter and fiscal year ended January 25, 2015, or the CFO Commentary. The CFO Commentary will be posted to http://investor.nvidia.com immediately after the filing of this Current Report.

The press release and CFO Commentary are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by NVIDIA, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated February 11, 2015, entitled “NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2015"
99.2	CFO Commentary on Fourth Quarter and Fiscal Year 2015 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: February 11, 2015	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated February 11, 2015, entitled “NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2015"
99.2	CFO Commentary on Fourth Quarter and Fiscal Year 2015 Results